SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 5, 2001


                            WIRELESS VENTURES INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

           Delaware                     001-15627                042451506
           --------                     ---------                ---------
State or other  jurisdiction of        (Commission             (IRS Employer
Incorporation or organization           File No.)            Identification No.)


888 7th Avenue, Suite 1503, New York, New York                     10106
------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

                                 (212) 956-5422
                                 --------------
              (Registrant's telephone number, including area code)

    eieiHome.com, Inc., 67 Wall Street, Suite 2211, New York, New York, 10005
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant

      On April 2, 2001, Wireless Ventures Inc. dismissed PKF Hill LLP ("PKF Hill") as its principal accountants. Such action had been previously approved by the Registrant's Board of Directors. PKF Hill's reports on the financial statements of the company for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. PKF Hill's reports dated February 24, 2000, and September 21, 1999 both contained a paragraph expressing substantial doubt about the Registrant's ability to continue as a going concern. Through the date of change in accountants, there were no disagreements with PKF Hill on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKF Hill, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

      On April 2, 2001, the Registrant retained Pannell Kerr Forster PC of New York, New York, as the company's independent accountants to conduct an audit of the Registrant's financial statements for the fiscal year ending December 31, 2000. This action was previously approved by the Registrant's Board of Directors.

Item 7.     Financial Statements and Exhibits

            (c)   Exhibits

                  16.1 Letter from PKF Hill re: resignation as certifying accountant.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  April 5, 2001


                              WIRELESS VENTURES INC.



                              By    /s/ Paul Hickey
                                    -------------------------------
                                    Paul Hickey
                                    Chief Executive Officer

                                                                  Exhibit 16.1

April 5, 2001


PRIVATE AND CONFIDENTIAL
------------------------

United States Security and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.   20549
 U.S.A.

Re:   Wireless Ventures Inc. SEC File No. 001-15627
      ---------------------------------------------

Ladies and Gentlemen:

The undersigned PKF Hill LLP previously acted as independent accountants to audit the financial statements of Wireless Ventures Inc. (the "Company"). We are no longer acting as independent accountants to the Company.

This letter will confirm that we reviewed Item 4 of the Company's Form 8-K dated April 5, 2001, captioned "CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT" and that we agree with the statements made therein as they relate to us.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Dated this 5th day of April, 2001.

Yours truly,

/s/  PKF Hill LLP
PH/jdl